UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2009


                       TOMI Environmental Solutions, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Florida                  000-09908               59-1947988
------------------------------    -------------   ------------------------------
 (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)            File Number)         Identification No.)


         9454 Wilshire Blvd., Penthouse, Beverly Hills, CA       90212
       ----------------------------------------------------   ----------
              (Address of principal executive offices)        (Zip Code)


                                  (800) 525-1698
               --------------------------------------------------
               Registrant's telephone number, including area code


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 3.02  Amendments to Articles of Incorporation.

        (a) The registrant filed an amendment to its articles of incorporation pursuant to the provisions of Section 607.0704 of the Florida Corporations Law by soliciting and obtaining the consent of a majority of its shareholders.

             (1)  The effective date of the amendment was May 14, 2009;

             (2) The amendment changed the corporation's name from The Ozone Man, Inc. to TOMI Environmental Solutions, Inc. and also changed the terms and provisions of its Class A Preferred Stock. A copy of the amended articles of incorporation is attached as an exhibit.


ITEM 9.01  Financial Statements and Exhibits.

        (d)  Exhibits.

             3. Amended Articles of Incorporation filed with Florida Department of State Division of Corporations on May 14, 2009.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: May 20, 2009                     By: /s/ Halden Shane
                                               ---------------------------
                                               Halden Shane
                                               Principal Executive Officer